Exhibit 99.1

Resource Capital Corp.
May 2012

Safe Harbor
This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of these words and similar expressions to identify forward-looking statements.
Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including:
 ▪ changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy;
 ▪ increased rates of default and/or decreased recovery rates on our investments;
 ▪ the performance and financial condition of our borrowers;
 ▪ the cost and availability of our financings, which depends in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions;
 ▪ the availability and attractiveness of terms of additional debt repurchases;
 ▪ availability, terms and deployment of short-term and long-term capital;
 ▪ availability of, and ability to retain, qualified personnel;
 ▪ changes in our business strategy;
 ▪ availability of investment opportunities in commercial real estate-related and commercial finance assets;
 ▪ the resolution of our non-performing and sub-performing assets;
 ▪ our ability to comply with financial covenants in our debt instruments;
 ▪ the degree and nature of our competition;
 ▪ the adequacy of our cash reserves and working capital;
 ▪ the timing of cash flows, if any, from our investments;
 ▪ unanticipated increases in financial and other costs, including a rise in interest rates;
 ▪ our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs and/or CLOs;
 ▪ our dependence on our Manager and ability to find a suitable replacement in a timely manner, or at all, if we or our Manager were to terminate the management agreement;
 ▪ legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company);
 ▪ environmental and/or safety requirements;
 ▪ our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company
 Act of 1940, as amended, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and
 ▪ other factors discussed under Item IA. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2011 and those factors that may be contained in any subsequent filing we make with the Securities Exchange Commission.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from that anticipated or implied in the forward-looking statements.

Business Overview
(1) Reflects share price of $5.37 as of May 4, 2012 and total shares outstanding as of May 4, 2012
(2) As of March 31, 2012
(3) This includes the dividend declared for the March 31, 2012 quarter which was paid on April 27, 2012
(4) As of March 31, 2012 with total shareholder equity of $462.8 Million
Exchange / Ticker	NYSE: "RSO"

Business Structure	REIT

Market Capitalization(1)	$455.1 million

Investment Portfolio(2)	$2.3 billion

Cumulative cash dividends since inception (March ‘05) (3)	$8.92/share

Dividend Guidance for 2012	$0.80/share

Recourse Debt / Total Equity(4)	13.8%

External Manager	Resource America, Inc. (NASDAQ: "REXI")

- We provide customized financing solutions:

- Portfolio consists predominantly of senior secured loans in real estate and leveraged corporate loans

 ➢ RSO is a commercial finance business structured as a REIT with substantial focus on commercial real estate mortgage investments as well as commercial loans and leases
 ➢ Approximately $2.3 billion in assets as of March 31, 2012
 ➢ Our Floating-rate assets (LIBOR based) provide protection against rising interest rates
 ➢ Committed and experienced sponsor and management team
 ➢ Approximately 6.3% ownership by management team and affiliates
 ➢ Assets are predominantly term-funded
 ➢ RSO had $128 million of cash as of April 30, 2012(1)
Resource Capital Corp. Overview

COMMERCIAL REAL
ESTATE LOANS
BANK LOANS
PREFERRED
INVESTMENT IN
EQUIPMENT LEASING
(1) Includes restricted cash of approximately $106 million

 ➢ Cleaned up balance sheet and brought leverage down from a high of 10.0x to 3.9x as of
 March 31, 2012
 ➢ Maintained a cash dividend throughout the downturn and paid $5.77 in cash dividends since June 2007
 ➢ Increased and diversified investments in real estate lending, corporate loans and CMBS
 ➢ Significantly decreased legacy portfolio
 ➢ Took advantage of the displaced market and bought discounted formerly AAA rated
 CMBS bonds and bank loans and sold them for substantial profit
 ➢ Opened a permanent CMBS financing facility
 ➢ Entered into $150 million term financing facility designed to finance commercial real estate bridge lending business
 ➢ Began investing in distressed real estate and have realized gains
RSO Highlights Since the Financial Crisis

Powerful and Established Core Platform
REAL ESTATE TEAM
CORPORATE LENDING &
COMMERCIAL FINANCE TEAMS
➢ Dedicated team of 12 professionals led by Dave Bloom
 bolstered by 35 additional professionals at Resource
 Real Estate
➢ Management team has worked together for over 10
 years - we still have the same team intact as before the
 crisis
➢ We have our own origination team which maximizes our
 ability to control the assets and monitor credit quality
➢ This team is experienced in investing in periods of
 distress
➢ The corporate loan team has 15 professionals led by
 Gretchen Bergstresser bolstered by 15 additional
 professionals at Resource America
 • All of the CLOs in RSO were nominated as
 finalists for Best Performing CLO for 2005, 2006
 and 2007 by Creditflux
➢ Grew position in the commercial finance space via a
 direct investment in the leasing platform of LEAF
 Commercial Capital, Inc (LCC) a premier small ticket
 equipment leasing and finance company
➢ Resource Capital Markets, Inc., the internal prop trading
 desk, has produced a 50.7% return in 2011; in 2012, the
 YTD performance is 23.6%*
* As of 5/9/2012

Business Portfolios
	Commercial Real Estate	Leverage Loans	Other Credit Opportunities
Types of Assets	• Commercial Mortgages • Senior Whole loans • Mezzanine loans • CMBS • Structured investments in Real Estate	• Corporate Bank Loans covering a wide array of industries and ABS	• Preferred equity stake in Leasing JV • Proprietary Structured Products
Structure	2 CRE CDOs & 2 Warehouse Facilities	4 Bank Loan CLOs	Taxable REIT Subsidiaries
Equity Allocation	62%	31%	7%
Asset Breakdown ($2.3 billion)	31%	50%	19%
% of RSO Gross Interest Income	39%	50%	11%
% Net Interest Income	45%	44%	11%
Return on Equity	12-15%	18-22%	10-35%

➢ In the last two years the CMBS market re-emerged and after some early pull-
 backs, it has stabilized and is seeing year over year growth
 ▪ Although there are fewer conduit programs, CMBS lenders are actively quoting deals
 ▪ Leverage amounts, pricing and terms have all changed with a more conservative approach across the board - 65% to 75% LTV and in-place debt yields close to 11%
 ▪ Fixed rate CMBS on stabilized assets has returned, but floating rate securitizations have yet to come back in any meaningful way
➢ Lenders have retreated to their traditional core competencies
 ▪ Wall Street conduits focused on 10 year fixed rate deals on stabilized properties
 ▪ Banks and insurance companies again active for high-quality assets on balance sheet
 ▪ Transitional bridge lenders, like RSO, making loans for value-add transactions to well capitalized proven sponsors
➢ Liquidity has returned to the subordinate debt market
 ▪ RSO has taken advantage of this opportunity and has sold legacy B-note and mezzanine positions at favorable pricing , which made up 47%/$394 million of the portfolio in 2007 and only 12%/$84 million today
 ▪ New basis mezzanine loan and preferred equity opportunities are again emerging and are providing strong risk-adjusted returns with substantial borrower cash subordination
 ▪ Inefficiencies exist in the $5 to $10 million range where unleveraged12% to 15% returns are achievable
Commercial Mortgage Market

Bridge Financing - Acquisition and Refinance
➢ In addition to limited cash to reinvest in one CDO, RSO recently entered into a $150 million term financing facility designed to fund its whole loan bridge lending business
➢ Since the beginning of 2012, RSO has closed two loans totaling $15.1 million; committed to and is closing five loans totaling $73.75 million; and has issued terms on two more acquisition loans totaling $39.15 million that will fund when/if the purchases close
➢ Aggregate new loan activity in 2012 of $128 million with consistent forward pipeline of approximately $250 million at any given time and quoting new loans on the following terms:
 ▪ Loan size between $5 million and $25 million
 ▪ Maximum 85% as-is Loan to Value
 ▪ Minimum 1.10X Debt Service Coverage Ratio off of stressed in place net operating income
 ▪ 6.5%-9% coupon floors (350 to 600 bps over a 3% LIBOR floor)
 ▪ Impounds for Cap Ex and TI/LC reserves
 ▪ One point Commitment Fee and one point Exit Fee
 ▪ Two-year initial terms with three one-year extensions
 ▪ Elements of recourse to the principals in select situations

Real Estate Loan Parameters

Additional CRE Activities

➢ Starting in early 2011 and continuing into Q1-2012, RSO has been very active buying highly rated CMBS - aggregate CMBS purchases in 2011 and Q1-2012 totaled $118.8 million
➢ $100 million term CMBS facility with Wells Fargo Bank provides the opportunity to deploy capital into a space where we have a well established team and to earn returns between
 13% and 15% in AAA investments
➢ RSO is also targeting good opportunities to own properties
➢ RSO’s equity portfolio currently consists of two wholly-owned and one JV owned multifamily properties comprised of 1,154 units and one 30,000 square foot office building
➢ RSO, along with an institutional partner, also owns a portfolio of 16 distressed multifamily properties acquired at substantial discounts for total investments of $116 MM; RSO also participates in up to 25% of the JV’s gains
➢ RSO will continue to invest in both value-add and distressed real estate transactions that provide opportunities for significant value creation and capital appreciation

➢ Corporate credit fundamental picture is healthy
 ▪ Default rates are low and are projected to stay low
 ▪ Leverage multiples are staying intact
➢ New Issue CLO activity
 ▪ Better performing managers have access to the market again
➢ Through RCAM, a subsidiary of RSO, the Company receives senior, subordinated and the right to incentive fees related to the management of five CLOs totaling approximately $1.9 billion in AUM.
Corporate Loan Market and Portfolio
Comprised of (Amount in Thousands):		3/31/2012
	Principal/Face	Unamortized Discount	Carrying Value
Loans held in CLO’s	1,183,524	(27,799)	1,155,725
Loan allowances			(5,097)
Loans, net of allowances			1,150,628
Securities held in CLO’s (held to maturity)			28,746
Net Bank Loan Portfolio			1,179,374

Bank Loan Portfolio

RSO’s Targeted Investment in Specialty
Commercial Finance
➢ A private equity firm, Eos Partners, L.P., invested $50 million in LEAF
 Commercial Capital (“LCC”), which operates an equipment lease and note origination, servicing and financing business, and received 50,000 Series A
 Preferred Stock (12%), or a collective 45.1% interest in LCC.
➢ RSO originally invested $36 million in LCC, at the closing of the Eos transaction, RSO was issued 31,341 Class A Preferred Stock (12%), 4,872
 Series B Preferred Stock (8%) and 2,364 Series D Preferred Stock, or a
 collective 26.7% interest in LCC.
➢ In October 2011, LCC securitized $105 million asset backed equipment lease securitized notes.
➢ LCC has availability through a revolving credit facility to $185 million to originate additional equipment lease and notes.

Debt / Equity
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
9.1x
10.0x
9.6x
9.3x
6.7x
6.3x
5.3x
4.8x
4.5x
3.5x
3.4x
3.6x
4.1x
3.9x
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112

Clean Balance Sheet
Leverage Since 12/31/08
➢ During FY 2010, RSO repurchased
 $46.9 million of its CDO notes at a
 37% discount to par
➢ During FY 2011, RSO repurchased
 $10.0 million of its CDO notes at a
 39% discount to par
➢ During FY2012 RSO repurchased
 $5.25 million of its CDO notes at a
 10% discount to par
CDO Compliance
Maturing Debt
Open Market Repurchases
➢ All RSO structured finance
 vehicles continue to pay all
 classes according to their terms
➢ Compliant with OC and IC tests
 as of 3/31/12 and has never failed
 either test since inception
➢ Only short-term debt matches
 funding of AAA CMBS purchases
 with short-term maturities
➢ Nearly all debt outstanding is
 long-dated funding through
 structured finance vehicles and
 Trups

 ➢ Maintained a cash dividend and paid $8.92* in dividends since inception in March 2005
 ➢ Powerful core platforms and established management teams in real estate, corporate lending and commercial finance
 ➢ Cleaned up balance sheet and brought leverage down from a high of 10.0x to 3.9x as of
 March 31, 2012
 ➢ Our Floating-rate assets (LIBOR based) provide protection against rising interest rates
 ➢ Significantly decreased legacy portfolio
 ➢ Took advantage of the displaced market and bought deeply discounted bonds and bank loans and sold them for substantial profit
 ➢ Opened a permanent CMBS financing facility
 ➢ Entered into $150 million term financing facility designed to finance commercial real estate bridge lending business
 ➢ Began investing in distressed real estate and have realized gains
RSO Highlights

* This includes dividends declared for the March 31, 2012 quarter which was paid on April 27, 2012